                                                                    EXHIBIT 99.1
                                                                   Press Release

[UNITEDAUTO LOGO]


                                                          UnitedAuto Group, Inc.
                                                          13400 Outer Drive West
                                                          Detroit, MI 48239

Contact:   Roger Penske                        Jim Davidson
           Chairman                            Executive VP - Finance
           313-592-5002                        201-325-3303
                                               jdavidson@unitedauto.com

FOR IMMEDIATE RELEASE

                   UNITEDAUTO REPORTS RECORD INCOME FOR FOURTH
                           QUARTER AND FULL-YEAR 2000

 FOURTH QUARTER NET INCOME INCREASED 4.5% TO $6.1 MILLION, OR $0.21 PER SHARE.
         NET INCOME FOR 2000 TOTALS $30.0 MILLION, OR $1.02 PER SHARE.


    Excluding Extraordinary Items, Full-Year Income Increased 27.1% to $34.0
                          Million, or $1.16 Per Share.

         DETROIT, MI, February 5, 2001 - United Auto Group, Inc. (NYSE: UAG), a leading automotive retailer, announced results for the fourth quarter and year ended December 31, 2000. Fourth quarter revenues increased 25.2% to $1.2 billion versus $1.0 billion in 1999. Net income in the quarter amounted to $6.1 million, or $0.21 per share, which represents a 4.5% increase over the $5.9 million, or $0.19 per share, reported in the fourth quarter 1999. Fourth quarter income increased 12.4% compared to the comparable 1999 quarter before extraordinary items. Total new and used retail unit sales increased 21.5% and 13.5%, respectively, versus the fourth quarter of 1999.

         Roger Penske, Chairman, said, "This was another outstanding quarter for UnitedAuto. In an increasingly challenging operating environment, the strength of our business is evidenced by our same store performance. Excluding the effects of severe weather, which impacted our South Central Region in December, same store retail revenues and gross profit increased 3.6% and 4.9%, respectively, versus the fourth quarter 1999. Our outlook remains positive, and we are comfortable the Company will meet or exceed the First Call Analysts' consensus estimate of $1.07 per share for 2001."

         Sam DiFeo Jr., President, added, "The impact of our continued focus on operations is evidenced by the excellent performance of our dealerships during the fourth quarter, especially the continued improvement of same store dealership operating results in all aspects of our business versus the corresponding period in 1999, with a solid 3.6% increase in same store retail revenues."

         For the year ended December 31, 2000, revenues increased 21.4% to $4.9 billion versus $4.0 billion in 1999. Net income was $30.0 million, or $1.02 per share, which represents a 9.3% increase over 1999. Net income includes the effect of a $4.0 million extraordinary charge, including the write-off of related deferred financing costs, resulting from the repurchase of $147.0 million of 11% subordinated notes at 101% of face value, during the second quarter of 2000. Income before extraordinary item was $34.0 million, or $1.16 per share, which represents a 27.1% increase over income before extraordinary item in 1999. Total new and used retail unit sales increased 20.8% and 12.0%, respectively, in the year ended December 31, 2000 versus 1999.

         UnitedAuto, which pursues a strategy based on internal growth from its existing dealerships, as well as from strategic acquisitions, operates 125 franchises in 17 states, Puerto Rico and Brazil. UnitedAuto dealerships sell new and used vehicles and market a complete line of aftermarket automotive products and services.

         UnitedAuto will host a conference call discussing financial results relating to the fourth quarter 2000 on Monday, February 5, 2001 at 10 A.M. Eastern time. Advance registration is not required. Participants must call (888) 942-8132 (International, please call (712) 257-3320). Calls need to be made shortly before the call is to commence. Please provide the leader's name - Roger Penske - as well as the code UAG4Q. The conference call cannot be accessed without this information. The call will also be simultaneously broadcast live over the Internet through the UnitedAuto website at www.unitedauto.com.

         Statements in this press release may involve forward-looking statements, including forward-looking statements regarding UnitedAuto's future reportable sales and earnings growth potential. Actual results may vary materially because of external factors such as interest rate fluctuations, changes in consumer spending and other factors over which management has no control. These forward-looking statements should be evaluated together with additional information about UnitedAuto's business, markets, conditions and other uncertainties, which could effect UnitedAuto's future performance, which are contained in UnitedAuto's filings with the Securities and Exchange Commission and which are incorporated into this press release by reference.

                                     -more-

                             UNITED AUTO GROUP, INC.
                Consolidated Statements of Operations (Unaudited)
                  (Amounts In Thousands, Except Per Share Data)

                                                                                   Fourth Quarter
                                                                        -------------------------------------
                                                                            2000                      1999
                                                                            ----                      ----
New Vehicle Sales (a)                                                   $   762,484               $   599,316
Used Vehicle Sales (b)                                                      292,736                   247,831
Finance and Insurance                                                        48,044                    40,073
Service and Parts                                                           134,636                   101,601
                                                                        -----------               -----------
     Total Revenues                                                       1,237,900                   988,821
Cost of Sales                                                             1,061,449                   852,458
                                                                        -----------               -----------
     Gross Profit (c)                                                       176,451                   136,363
Selling, General & Administrative Expenses                                  143,495                   112,464
                                                                        -----------               -----------
     Operating Income                                                        32,956                    23,899
Floor Plan Interest Expense                                                 (12,723)                   (7,953)
Other Interest Expense                                                       (9,803)                   (5,834)
                                                                        -----------               -----------
     Income Before Minority Interests, Income
           Tax Provision and Extraordinary Item                              10,430                    10,112
Minority Interests                                                              (37)                     (180)
Income Tax Provision                                                         (4,276)                   (4,491)
                                                                        -----------               -----------
     Income before Extraordinary Item                                         6,117                     5,441
Extraordinary Item, Net of Taxes (d)                                           --                         412
                                                                        -----------               -----------
     Net Income                                                         $     6,117               $     5,853
                                                                        ===========               ===========
Diluted Earnings Per Share Before Extraordinary Item                    $      0.21               $      0.18
                                                                        ===========               ===========
Diluted Earnings Per Share                                              $      0.21               $      0.19
                                                                        ===========               ===========
Diluted Weighted Average Shares Outstanding                                  29,243                    30,729
                                                                        ===========               ===========
EBITDA (e)                                                              $    27,060               $    20,879
                                                                        ===========               ===========

SAME STORE OPERATING DATA
-------------------------

New Vehicle Sales (f)                                                   $   566,604               $   562,965
Used Vehicle Sales (g)                                                      229,980                   232,444
Finance and Insurance                                                        31,671                    30,778
Service and Parts                                                           101,580                    94,245
                                                                        -----------               -----------
      Total revenue                                                     $   929,835               $   920,432
                                                                        ===========               ===========


(a) Includes fleet sales of $24.8 million and $33.5 million in 2000 and 1999, respectively.

(b) Includes wholesale sales of $79.4 million and $65.2 million in 2000 and 1999, respectively.

(c) Gross profit as a percentage of revenues for new vehicle retail, used vehicle retail, finance and insurance and service and parts revenues was 9.1%, 10.4%, 56.3%, and 44.6%, respectively, compared with 8.9%, 10.5%,
     56.0% and 43.6% in the comparable prior year period.

(d) Results from the repurchase of $37.0 million of 11% subordinated notes, including the write-off of related deferred financing costs.

(e) EBITDA is defined as income before minority interests, income tax provision, other interest expense, depreciation and amortization. Depreciation and amortization amounted to $6.8 million and $5.0 million in 2000 and 1999, respectively.

(f) Includes fleet sales of $23.3 million and $30.2 million in 2000 and 1999, respectively.

(g) Includes wholesale sales of $59.8 million and $59.3 million in 2000 and 1999, respectively.

                             UNITED AUTO GROUP, INC.
                Consolidated Statements of Operations (Unaudited)
                  (Amounts In Thousands, Except Per Share Data)

                                                                                       Year
                                                                        ------------------------------------
                                                                            2000                     1999
                                                                            ----                     ----
New Vehicle Sales (a)                                                   $ 2,971,468              $ 2,417,906
Used Vehicle Sales (b)                                                    1,227,597                1,040,026
Finance and Insurance                                                       193,121                  165,751
Service and Parts                                                           491,803                  398,834
                                                                        -----------              -----------
     Total Revenues                                                       4,883,989                4,022,517
Cost of Sales                                                             4,206,032                3,473,080
                                                                        -----------              -----------
     Gross Profit (c)                                                       677,957                  549,437
Selling, General & Administrative Expenses                                  539,704                  442,525
                                                                        -----------              -----------
     Operating Income                                                       138,253                  106,912
Floor Plan Interest Expense                                                 (44,406)                 (28,676)
Other Interest Expense                                                      (32,777)                 (29,344)
                                                                        -----------              -----------
     Income Before Minority Interests, Income
         Tax Provision and Extraordinary Item                                61,070                   48,892
Minority Interests                                                             (512)                    (722)
Income Tax Provision                                                        (26,558)                 (21,414)
                                                                        -----------              -----------
     Income before Extraordinary Item                                        34,000                   26,756
Extraordinary Item, Net of Taxes (d)                                         (3,969)                     732
                                                                        -----------              -----------
     Net Income                                                         $    30,031              $    27,488
                                                                        ===========              ===========
Diluted Earnings Per Share Before Extraordinary Item                    $      1.16              $      1.01
                                                                        ===========              ===========
Diluted Earnings Per Share                                              $      1.02              $      1.04
                                                                        ===========              ===========
Diluted Weighted Average Shares Outstanding                                  29,415                   26,526
                                                                        ===========              ===========
EBITDA (e)                                                              $   118,021              $    97,321
                                                                        ===========              ===========

SAME STORE OPERATING DATA
-------------------------

New Vehicle Sales (f)                                                   $ 2,235,314              $ 2,138,608
Used Vehicle Sales (g)                                                      952,449                  925,381
Finance and Insurance                                                       128,906                  120,137
Service and Parts                                                           369,830                  342,746
                                                                        -----------              -----------
      Total revenue                                                     $ 3,686,499              $ 3,526,872
                                                                        ===========              ===========

(a) Includes fleet sales of $130.7 million and $170.1 million in 2000 and 1999, respectively.

(b) Includes wholesale sales of $315.6 million and $270.4 million in 2000 and 1999, respectively.

(c) Gross profit as a percentage of revenues for new vehicle retail, used vehicle retail, finance and insurance and service and parts revenues was 8.8%, 10.7%, 58.7%, and 43.8%, respectively, compared with 8.6%, 11.1%,
     58.8% and 43.4% in comparable prior year period.

(d) The extraordinary item in 2000 results from the repurchase of $147.0 million of 11% subordinated notes at 101% of face value, including the write-off of related deferred financing costs. The extraordinary item in 1999 results from the repurchase of $49.0 million of 11% subordinated notes, including the write-off of related deferred financing costs.

(e) EBITDA is defined as income before minority interests, income tax provision, other interest expense, depreciation and amortization. Depreciation and amortization amounted to $24.2 million and $19.1 million in 2000 and 1999, respectively.

(f) Includes fleet sales of $124.5 million and $152.7 million in 2000 and 1999, respectively.

(g) Includes wholesale sales of $225.5 million and $233.7 million in 2000 and 1999, respectively.

                             UNITED AUTO GROUP, INC.
                      Consolidated Condensed Balance Sheets
                             (Amounts In Thousands)


                                                                           12/31/00                 12/31/99
                                                                           --------                 --------
ASSETS                                                                    (Unaudited)
Cash and Cash Equivalents                                                 $    7,413               $   19,847
Accounts Receivable, Net                                                     190,792                  140,473
Inventories                                                                  737,942                  508,289
Other Current Assets                                                          15,469                   10,723
                                                                          ----------               ----------
     Total Current Assets                                                    951,616                  679,332
Property and Equipment, Net                                                  107,085                   68,232
Intangible Assets, Net                                                       657,710                  494,957
Other Assets                                                                  39,484                   36,816
                                                                          ----------               ----------
     Total Assets                                                         $1,755,895               $1,279,337
                                                                          ==========               ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Floor Plan Notes Payable                                                  $  689,687               $  478,460
Accounts Payable and Accrued Expenses                                        120,619                   93,441
Current Portion Long - Term Debt                                              41,456                   10,389
                                                                          ----------               ----------
     Total Current Liabilities                                               851,762                  582,290
Long-Term Debt (a)                                                           377,721                  218,535
Other Liabilities                                                             64,742                   47,647
                                                                          ----------               ----------
     Total Liabilities                                                     1,294,225                  848,472
Stockholders' Equity                                                         461,670                  430,865
                                                                          ----------               ----------
     Total Liabilities and Stockholders' Equity                           $1,755,895               $1,279,337
                                                                          ==========               ==========


(a) Availability under the Company's credit facility amounts to $316.0 million as of December 31, 2000.

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